UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 5, 2022

PRECIPIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36439	91-1789357
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Science Park, New Haven, CT 06511

(Address of principal executive offices) (Zip Code)

(203) 787-7888

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRPO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 5, 2022, Precipio, Inc. (the “Company”) convened its Annual Meeting of stockholders for the purpose of holding a stockholder vote (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted to:

(1)	To elect Ilan Danieli and David Cohen as Class I directors for terms to expire in 2025 (“Proposal One”); and

(2)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2022.

The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2022.

The number of shares of common stock entitled to vote at the Annual Meeting was 22,708,708. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 11,688,820 representing 51.47% of the total number outstanding shares of the Company.

Proposals 1 and 2 submitted to a vote of the Company’s stockholders at the Annual Meeting were approved.

The votes cast with respect to each matter voted upon are set forth below.

Proposal 1: To elect Ilan Danieli and David Cohen as Class I directors for terms to expire in 2025:

	Votes For	Votes Against	Withheld	Brokers Non-Votes
Total Shares Voted	5,307,114	0	542,474	5,839,232

Ilan Danieli

	Votes For	Votes Against	Withheld	Brokers Non-Votes
Total Shares	5,216,439	0	633,149	5,839,232

David Cohen

	Votes For	Votes Against	Withheld	Brokers Non-Votes
Total Shares	5,220,054	0	629,534	5,839,232

Proposal 2: proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2022 as set forth in the Proxy Statement, was as follows:

	Votes For	Votes Against	Abstentions
Total Shares	10,835,657	709,249	143,914

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIPIO, INC.

By:	/s/ Ilan Danieli
Name:	Ilan Danieli
Title:	Chief Executive Officer

Date:    July 5, 2022